Subsequent Events	6 Months Ended
Jun. 30, 2023
Subsequent Events [Abstract]
Subsequent Events

Note 8 - Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued (August 29, 2023). Based upon this review, the Company did not identify any other subsequent events that would have required adjustment or disclosure in the financial statements, except as disclosed below.

A.	Re-approval of employment terms of the Company’s CEO

On August 14, 2023, the Annual and Special General Meeting of Shareholders of the Company reapproved the terms of the consulting agreement (the “Agreement”) with Mr. Ori Gilboa, under which Mr. Gilboa will continue to be engaged as the Company’s Chief Executive Officer on full time basis over a period of three years commencing September 1, 2023. The Agreement may be terminated at any time by Mr. Gilboa or by the Company by giving the other party 90 days advance notice in writing, provided that the Company may terminate the agreement forthwith for cause (as defined in the Agreement) without advance notice.

In consideration for the services rendered by Mr. Gilboa, the Company shall pay to Mr. Gilboa a monthly consulting fee in the amount of NIS 120 plus VAT, if required by law, which shall be indexed on quarterly basis to the Israeli consumer price index (the “Consulting Fee”).

Mr. Gilboa shall be entitled to a contingent annual bonus of up to six monthly Consulting Fees, as may be adjusted from time to time in accordance with the terms of the Agreement, provided that Mr. Gilboa has fulfilled the measurable objectives which shall be determined by Compensation Committee and the Company’s Board of Directors on annual basis in accordance with the provisions of the Company’s Compensation Policy that will be in existence at the relevant time.

Mr. Gilboa shall be entitled, subject to (1) the terms of our 2015 Share Incentive Plan and (2)(A) the execution of a form of an award grant letter agreement with respect to RSUs (the “RSU Agreement”), which shall be approved and adopted by the Company and (B) the execution all other required documents and agreements required by the Company, 900,000 RSUs, representing approximately 3% of the Company’s issued and outstanding shares as of the date of the grant, subject to, among other things, the vesting schedule determined in the RSU Agreement.

B.	Partial exercise of Commitment Amount

As noted in Note 3 above, during the period commencing July 1, 2023 through the date of these financial statements, the Company sold 583,335 Advance Shares to Yorkville out of the Commitment Amount under SEPA for a total purchase price of $134 thousand (approximately NIS 497).